SXC and SXCP Simplification, Q4 & FY 2018 and 2019 Guidance Conference Call February 5, 2019 Exhibit 99.2

Important Notice to Investors This communication includes important information about an agreement for the acquisition by SXC of all publicly held common units of SXCP. SXC expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a prospectus/consent statement/proxy statement of SXC and SXCP. SXC and SXCP security holders are urged to read the prospectus/consent statement/proxy statement and other documents filed with the SEC regarding the proposed transaction carefully and in their entirety when they become available because they will contain important information. Investors will be able to obtain a free copy of the prospectus/consent statement/proxy statement, as well as other filings containing information about the proposed transaction, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the prospectus/consent statement/proxy statement and the filings with the SEC that will be incorporated by reference in the prospectus/consent statement/proxy statement can also be obtained, without charge, by directing a request either to SXC, 1011 Warrenville Road, 6th Floor, Lisle, IL 60532 USA, Attention: Investor Relations or to SXCP, 1011 Warrenville Road, 6th Floor, Lisle, IL 60532 USA, Attention: Investor Relations. The respective directors and executive officers of SXC and SXCP may be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934 as amended) in respect of the proposed transaction. Information about SXC’s directors and executive officers is available in SXC’s annual report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 15, 2018. Information about SXCP’s directors and executive officers is available in SXCP’s annual report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on February 15, 2018. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the prospectus/consent statement/proxy statement and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Introductory Information for Investors This slide presentation should be reviewed in conjunction with the Fourth Quarter 2018 and Full-Year 2018 earnings release of SunCoke Energy Partners, L.P. (SXCP) and conference call held on February 5, 2019 at 12:00 p.m. ET. Except for statements of historical fact, information contained in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon information currently available, and express management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP). These statements are not guarantees of future performance and undue reliance should not be placed on them. Although management believes that its plans, intentions and expectations reflected in, or suggested by, the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Forward-looking statements often may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “contemplate,” “estimate,” “predict,” “guidance,” “forecast,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions, and include, but are not limited to, statements regarding: the expected benefits of the proposed transaction to SXC and SXCP and their shareholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; the expected levels of cash distributions by SXCP to its unitholders and dividends by SXC to its shareholders; expected synergies and shareholder value to result from the combined company; future credit ratings; the financial condition of the combined company; and plans and objectives of management for future operations and growth. Such statements are subject to a number of known and unknown risks, and uncertainties, many of which are beyond the control of SXC and SXCP, or are difficult to predict, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission (SEC) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. Such factors include, but are not limited to: changes in industry conditions; the ability to renew current customer, supplier and other material agreements; future liquidity, working capital and capital requirements; the ability to successfully implement business strategies and potential growth opportunities; the impact of indebtedness and financing plans, including sources and availability of third-party financing; possible or assumed future results of operations; the outcome of pending and future litigation; potential operating performance improvements and the ability to achieve anticipated cost savings from strategic revenue and efficiency initiatives. For more information concerning these factors, see the SEC filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by the cautionary statements contained in such SEC filings. The forward-looking statements in this presentation speak only as of the date hereof. Except as required by applicable law, SXC and SXCP do not have any intention or obligation to revise or update publicly any forward-looking statement (or associated cautionary language) made herein, whether as a result of new information, future events, or otherwise after the date of this presentation. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Furthermore, the non-GAAP financial measures presented herein may not be consistent with similar measures provided by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. These data should be read in conjunction with the periodic reports of SXC and SXCP previously filed with the SEC. Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals indicated and percentages may not precisely reflect the absolute figures for the same reason. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. SXC and SXCP have not independently verified the data obtained from these sources and cannot assure investors of either the accuracy or completeness of such data.

Transaction Positions SunCoke for Long-Term Success Creates Immediate and Long-Term Value for SXCP and SXC Stakeholders Simplifies SunCoke’s organizational structure Improves financial flexibility and strengthens balance sheet Expands universe of strategic growth opportunities Lowers cost of capital and increases liquidity

Transaction Overview SXCP unaffiliated common unitholders to receive 1.40 SXC shares for each SXCP common unit Implies a price of $15.30 per unit based on SXC’s closing price on February 4, 2019 Consideration represents a 12.7% premium based on SXC’s and SXCP’s 30-day VWAPs as of February 4, 2019 and a 9.3% premium to SXCP’s February 4, 2019 closing price (based on SXC’s closing price on February 4, 2019) 100% of consideration to SXCP common unitholders in the form of SXC shares Simplification accretive to SXCP Unitholders and SXC Shareholders Incentive distribution rights will be eliminated Taxable to SXCP unaffiliated common unitholders(1) Expect to maintain current SXCP quarterly distribution rate of $0.40/unit for each full quarter until closing; prorated for any partial quarter payable in shares SXC intends to initiate a $0.24 annual dividend per share (2.2%(2) yield) in first full quarter after closing the Simplification SXC and SXCP existing debt to remain in place No change of control triggered across the capital structure Simplification expected to close in late Q2 or early Q3 2019 Terms of the transaction have been approved by the SXCP Conflicts Committee and the SXC and SXCP Boards of Directors Requires affirmative vote of a majority of SXC shareholders to approve the issuance of shares SXCP unitholder vote required prior to closing to approve the Simplification (SXC owns 61.7% of the SXCP common units; sufficient to approve the transaction on behalf of SXCP unitholders) Subject to customary closing conditions Taxes will vary depending on individual unitholder attributes Based on closing price as of February 4, 2019. SunCoke Energy, Inc. (NYSE: SXC) has executed a definitive agreement to acquire all of the outstanding common units of SunCoke Energy Partners, L.P. (NYSE: SXCP) not already owned by SXC (the “Simplification”)

Financial Results

Delivered FY ‘18 Adj. EBITDA attrib. to SXCP of $209.4M and generated significant cash flow; ended quarter with ample liquidity of >$190M CMT handled more than 12.2M throughput tons; record throughput volumes Successfully executed on CMT new business opportunities; increase in PetCoke and Aggregate throughput volumes Declared $1.60/unit of annual distributions; generated healthy cash coverage of 1.47x Reduced debt outstanding by ~$28M Made significant progress on GCO Gas Sharing initiative in 2018; expect completion by mid-2019 Domestic coke impacted by higher than expected outage costs and machinery fire at Granite City; expect normalized operations in 2019 2018 Highlights

Q4 and FY 2018 Overview ($ in millions) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA attributable to SXCP, please see appendix. ($ in millions) Attrib. to NCI Attrib. to SXCP Attrib. to NCI Attrib. to SXCP Q4 ‘18 NI attrib. to SXCP of $11.2M, down from Q4 ‘17 Absence of revaluation of deferred tax items, resulting in $67.4M income tax benefit in Q4’ 17 FY ‘18 NI attrib. to SXCP of $57.5M, up from FY ‘17 Benefit from lapping of regulations on Qualifying Income finalized by the IRS in Q1 2017 FY ‘18 OCF of $162.8M vs. $136.7M in 2017 driven by working capital benefit Q4 ‘18 Adj. EBITDA attrib. SXCP of $52.2M No deferred revenue recognized in Q4 ’18 on coal export tons versus $16.4M of deferred revenue recognized in Q4 ’17; no impact on full-year basis FY ‘18 Adj. EBITDA attrib. to SXCP of $209.4M, down $11.9M, or ~5%, vs. FY ‘17 Q4 ‘17 Q4 ‘18

Q4 and FY 2018 Overview For a definition and reconciliation of Adjusted EBITDA, Distributable Cash Flow and Distribution Cash Coverage Ratio, please see appendix. FY 2017 Distributable Cash Flow and Distribution Cash Coverage Ratio includes repayment of $8.4M sponsor support. Q4 ’17 and FY ’17 distribution of $0.594/unit and $2.376/unit, respectively; Q4 ’18 and FY ’18 distribution of $0.40/unit and $1.60/unit, respectively. Operating cash flow coverage ratio is net cash provided by operating activities divided by total estimated distributions to the limited and general partners. ($ in millions) x x Q4 ‘18 and FY ‘18 OCF coverage ratio of 0.78x and 2.16x, respectively(4) Q4 ‘18 DCF of $29.9M comparable to Q4 ‘17, and FY ‘18 DCF of $110.8M down vs. FY ‘17 DCF of $127.6M DCF lower in 2018 due to domestic coke results, higher CapEx, and increased cash interest FY ‘18 cash coverage ratio up vs. FY ‘17 due to reduced cash distribution 2018 DCF results within revised guidance FY ‘18 DCF of $110.8M vs. guidance of $110M to $115M FY ‘18 Distribution Cash Coverage of 1.47x vs. guidance of 1.46x to 1.52x (2) x x (2) (2)

Adjusted EBITDA – Q4 ‘17 to Q4 ‘18 See appendix for a definition and reconciliation of Adjusted EBITDA. (1) (1) ($ in millions) (2) Lower Q4 ’18 Adjusted EBITDA driven primarily by timing differences in Logistics revenue recognition vs. Q4 2017 ($16.4M) – Timing of revenue recognition related to base ToP volumes Q4 2018 results down $2.3M vs. Q4 2017 $1.6M – Lower O&M due to strong cost control ($3.6M) – Impact of timing and scope of planned outages primarily at Granite City

Adjusted EBITDA – FY ‘17 to FY ‘18 See appendix for a definition and reconciliation of Adjusted EBITDA. (1) (1) ($ in millions) FY 2018 Adj. EBITDA results down due to higher outage costs and machinery fire at Granite City partially offset by strong CMT throughput volumes Higher CMT throughput volumes, partially offset high water costs and increased O&M $1.0M – Favorable yield ($8.4M) – Increased scope of outages ($6.5M at Granite City) ($2.6M) – Pusher Charger Machine Fire at Granite City ($0.9M) – Higher O&M (1)

FY 2018 Capital Deployment Strong cash flow generation from operations deployed for CapEx, debt reduction, and unitholder distributions $25M – reduction of revolving credit facility $32.1M – Ongoing & other capex $26.6M – GCO gas sharing project(2) Gross leverage for Q4 ’18 calculated using actual 2018 Adjusted EBITDA attributable to SXCP; maximum leverage covenant currently at 4.5x and steps-down to 4.0x debt to EBITDA in June 2020 Excludes $3.2M of total capitalized interest SunCoke Energy, Inc. made $20M of capital contributions during 2018 to reimburse Gas Sharing capex ($10M in Q1 2018 and $10M in Q4 2018) (2) Consolidated Revolver Availability $178M (Consolidated) Q4 ’17 Q4 ‘18 Total Debt $843M $815M Leverage(1) 3.81x 3.89x (3)

2019 Guidance

Market: 2018 Recap and 2019 Outlook

SXCP SXCPartners

Expect stable steel and coal markets in 2019

Steel

Strong domestic steel market in 2018, despite global over capacity

- HRC benchmark averaged ~$830/st in 2018 – currently ~$700
- Est. demand of ~125Mt on ~78% utilization in 2018 vs. ~120Mt & ~75% in 2017
- Steel import market share 23% in 2018 vs. 27% in 2017

Anticipate domestic steel markets to be stable in 2019

- Anticipate stable demand with utilization rates to continue to be ~80%
- Expect to continue to see solid steel demand from auto, industrial, construction, consumer and energy sectors

Coal

Thermal coal markets remain stable given strong export demand

- Continue to see favorable API2 and Newcastle prices for ILB producers
- Anticipate steady export volumes into Europe and Asia in 2019

Source: AISI, CRU, Platts, S&P Capital IQ, US Census Bureau

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Expected 2019 Adj. EBITDA Attrib. SXCP Adj. EBITDA attrib. SXCP $0 – $2 $5 – $11 $1 – $3 $215M – $225M ($ in millions) See appendix for a definition and reconciliation of Adjusted EBITDA. Does not reflect the transaction costs from the Simplification Transaction. (1) (1)(2) Improved performance at Granite City Expect 2019 Adj. EBITDA attributable to SXCP of $215M - $225M, due to anticipated improved performance at Granite City Increased CMT rate on base take-or-pay volumes

2019 Domestic Coke Business Outlook Domestic Coke Adj. EBITDA expected to be $163M – $169M Domestic Coke Performance (100% basis)(2) Kt Kt $M $M $163M – $169M ~Kt Anticipate a $5M to $11M increase in Domestic Coke Adj. EBITDA in 2019 due to Improved performance at Granite City resulting in higher production, higher energy revenue and lower operating and maintenance costs Improved yield benefit from higher coal pricing Anticipate 2019 production of ~2.35Mt See appendix for a definition and reconciliation of Adjusted EBITDA. Represents Haverhill, Middletown and Granite City on a 100% basis. (Coke Production, Kt) (1)

2019 Logistics Business Outlook

SXCP SXCPartners

Expect tons handled in 2019 to be in line with 2018; Logistics Adjusted EBITDA guidance of $72M – $74M



Logistics Performance
(Tons Handled, Kt)
$69.7M
$71.6M
$72M – $74M
20,546
12,497
8,049
25,499
13,283
12,216
~24,750
~13,250
~11,500
FY 2017
FY 2018
FY 2019E
Total Logistics Adj. EBITDA ($M)(1)
CMT
Logistics (ex. CMT)

(1) See appendix for a definition and reconciliation of Adjusted EBITDA.

Expect strong Logistics performance in 2019

- Anticipate CMT will handle ~10.5Mt for our coal export customers and ~1.0Mt business (e.g., aggregates, pet. coke, liquids)
- Expect 2019 KRT volumes to be in line with 2018

Continuing active pursuit of new business opportunities across fleet

- Focused on opportunities to further diversify customer and product mix

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2019 CapEx Overview 2019 projects include completion of Granite City gas sharing project Expect the gas sharing project to be completed in Q2 2019. Excludes ~$4M of cash payments expected to be made in 2019 for work performed in 2018.

2019 Guidance Summary Cash tax impact from operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level. FY 2019 guidance assumes distributions held constant at $0.40 per quarter. Total distribution cash coverage ratio is estimated distributable cash flow divided by estimated distributions. Expected strong cash coverage in 2019; excess cash flow after distributions will be used to continue to pay down debt Expect to generate between $93M - $108M of DCF in 2019 2019 Ongoing capex includes certain upgrades to our HRSG and FGD assets Excess cash flow will be used to pay down debt Expect SXC will reimburse SXCP ~$5M in 2019 for gas sharing spend

2019 Key Initiatives Drive strong operational & safety performance while optimizing asset utilization Successfully execute on capital plan Deliver Operations Excellence and Optimize Asset Base Reduce debt using excess cash flow Secure new business to further diversify customer and product mix Continue to Leverage CMT Capabilities Achieve $215M – $225M Adj. EBITDA attrib. to SXCP and $93M – $108M DCF guidance Accomplish 2019 Financial Objectives Continue to Pay Down Debt and Strengthen the Balance Sheet

Questions

Investor Relations 630-824-1907 www.suncoke.com

Appendix

Domestic Coke Business Summary FY ’18 Domestic Coke results impacted by extended outage and machinery fire at Granite City; volumes in-line with FY ‘17 Domestic Cokemaking Performance /ton /ton /ton /ton /ton 580K 568K 589K Sales Tons (Production, Kt) 589K See appendix for a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton. (1) /ton /ton 2,298K 2,344K 598K Q4 ‘18 Adjusted EBITDA of $38.8M and Adjusted EBITDA/ton of ~$65/t down from ~69/t in Q4 ‘17 Higher volumes offset by higher outage costs and lower energy revenues at Granite City FY ’18 Adj. EBITDA/ton of ~$67/t compared to ~$74/t in FY ‘17 Delivered FY ’18 Domestic Coke Adj. EBITDA of $157.5M, within full-year guidance of $156M – $160M Down ~$13M vs. FY ’17

Logistics Business Summary

SXCP SXCPartners

Record CMT results driven by strong logistics volumes;
Total Logistics throughput volumes up ~5Mt (>4Mt at CMT)

Logistics Performance



(Tons Handled, Kt)
$34.8M
$13.4M
$19.2M
$20.9M
$18.1M
$69.7M
$71.6M
5,326
5,531
6,686
6,697
6,585
20,546
25,499
2,942
3,003
3,474
3,500
3,307
12,497
13,283
2,384
2,528
3,213
3,198
3,277
8,049
12,216
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
FY '17
FY '18
CMT Adj. EBITDA
$29.5M (2)
$12.0M
$16.7M
$17.9M
$13.0M (2)
$57.4M
$59.6M
Total Logistics Adj. EBITDA ($M) (1)
Logistics (ex. CMT)
CMT (coal & liquids)

(1) Adjusted EBITDA includes Logistics deferred revenue when it is recognized as GAAP revenue. See appendix for definition and reconciliation of Adjusted EBITDA.
(2) Q4 2018 and Q4 2017 Adjusted EBITDA includes $0M and $16.4M recognition of previously deferred revenue, respectively, related to coal export take-or-pay shortfalls.

Delivered Q4 '18 Adjusted EBITDA of $18.1M

- No deferred revenue recognized as coal export customers shipped over their 10Mt contractual obligation in 2018; $16.4M impact to EBITDA as compared to Q4 '17

Convent contributed $13.0M to Q4 '18 Adjusted EBITDA

- Third consecutive quarter >3Mt throughput volumes due to continued favorable coal export market dynamics
- Substantially higher quarterly volumes up ~900Kt, or 37% vs. Q4 '17

FY '18 Logistics Adj. EBITDA of $71.6M in line with guidance and up $1.9M vs. FY '17

- Highest annual volumes in CMT history
- Adj. EBITDA impacted by ~$4M of high water costs and increased O&M cost

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Definitions Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any loss (gain) on extinguishment of debt and/or changes to our contingent consideration liability related to our acquisition of the CMT. Adjusted EBITDA does not represent and should not be considered an alternative to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Partnership's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.

Definitions Distributable Cash Flow equals Adjusted EBITDA plus sponsor support and Logistics deferred revenue; less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP's financial statements, such as industry analysts, investors, lenders and rating agencies use to assess: SXCP's operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of SXCP's assets to generate sufficient cash flow to make distributions to SXCP's unitholders; SXCP's ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP's financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used. Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

2018 Adjusted EBITDA Reconciliation The Partnership recorded a loss on extinguishment of debt as a result of its debt refinancing activities which occurred during the second quarter of 2017. Represents costs incurred in connection with the Simplification. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.

2018 Adjusted EBITDA Reconciliation Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable. Represents costs incurred in connection with the Simplification. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.

2018 Distributable Cash Flow Reconciliation The Partnership recorded a loss on extinguishment of debt as a result of its debt refinancing activities which occurred during the second quarter of 2017. Represents costs incurred in connection with the Simplification. Logistics volume shortfall billings adjusts to include ton minimums billed throughout the year in Distributable Cash Flow to better align with cash collection. Volume shortfall billings on take-or-pay contracts are recorded as deferred revenue and are recognized into GAAP income based on the terms of the contract, at which time they will be excluded from Distributable Cash Flow. Represents SXC corporate cost reimbursement holiday/deferral. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.

2018 Distributable Cash Flow Reconciliation Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable. Represents costs incurred in connection with the Simplification. Logistics volume shortfall billings adjusts to include ton minimums billed throughout the year in Distributable Cash Flow to better align with cash collection. Volume shortfall billings on take-or-pay contracts are recorded as deferred revenue and are recognized into GAAP income based on the terms of the contract, at which time they will be excluded from Distributable Cash Flow. Represents SXC corporate cost reimbursement holiday/deferral. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization. Operating cash flow coverage ratio is net cash provided by operating activities divided by quarterly cash distributions to the limited and general partners. Operating cash flow is generally expected to be higher than Distributable Cash Flow as Distributable Cash Flow is further reduced by certain cash reserves including capital expenditures, an investing cash flow item. Additionally, Distributable Cash Flow represents only the Partnership’s share of available cash by excluding Adjusted EBITDA attributable to noncontrolling interest, while operating cash flow is reported on a consolidated basis. Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.

Balance Sheet & Debt Metrics

2019E Guidance Reconciliation Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest’s share of interest, taxes, income and depreciation and amortization.

2019E Guidance Reconciliation Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest’s share of interest, taxes, income and depreciation and amortization.

2019E Guidance Reconciliation Cash tax impact from operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest’s share of interest, taxes, income and depreciation and amortization.

2019E Guidance Reconciliation Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable. Cash tax impact from operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization. Estimated distributions assumes distributions are held constant at $0.40 per unit each quarter. Operating cash flow coverage ratio is net cash provided by operating activities divided by total estimated distributions to the limited and general partners. Operating cash flow is generally expected to be higher than Distributable Cash Flow as Distributable Cash Flow is further reduced by certain cash reserves including capital expenditures, an investing cash flow item. Additionally, Distributable Cash Flow represents only the Partnership’s share of available cash by excluding Adjusted EBITDA attributable to noncontrolling interest, while operating cash flow is reported on a consolidated basis. Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.

Thermal Coal Export Profitability

Solid API2 benchmark price should continue to support CMT ILB producers' competitiveness in maintaining viable exports



$92
$2
($9)
($17)
($6)
($21)
$41
API 2 Benchmark(1)
BTU Premium
Sulfur Penalty
Ocean Freight(2)
Metric to Short Conversion
Inland Freight(3)
Mine Netback
(in $ per metric tonne)
(in $ per short ton)

Believe ILB export thermal solidly profitable at Q4 '18 API2 benchmark pricing of ~$92/t

- Based on average ILB cash cost, netback calculation implies attractive margins

CMT well-positioned to serve ILB thermal coal producers

(1) Netback calculation example assuming $92 per metric tonne prompt API 2 benchmark (Q4 2018 average).
(2) Ocean Freight for 70,000 metric tonne US Gulf/ARA Coal Panamax freight.
(3) Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs.

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